SECURITIES AND EXCHANGE COMMISSION

Washington D.C.


FORM 8-K

CURRENT REPORT




Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report - August 23, 1999



Hanover Bancorp, Inc.
(Exact Name of Registrant as Specified in its Charter)


Pennsylvania         0-12524             23-2219814
(State or Other      (Commission         (IRS Employee
Jurisdiction of      File Number)        Identification No.)
Incorporation)


33 Carlisle Street                  17331
Hanover, Pennsylvania               (Zip Code)
(Address of Principal Executive
Offices)



(717) 637-2201
Registrant's Telephone, Including Area Code)

Item 1.  Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

On August 23, 1999, HOVB Investment Co., a wholly owned subsidiary of Registrant, was incorporated in Delaware. It's principal activity is the holding of and investing in equity securities. The subsidiary was capitalized with the transfer of the Hanover Bancorp, Inc. equity securities portfolio with a book value of $6,665,703 and $150,000 in cash.

Item 6.   Resignations of Registrants Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          Not Applicable.

Item 8.   Change in Fiscal Year.

          Not Applicable.

                          SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      HANOVER BANCORP, INC.
                                      (Registrant)



Date: August 23, 1999            \s\  J. Bradley Scovill
                                      J. Bradley Scovill
                                      President and
                                      Chief Executive Officer
                                      (Principal Executive Officer)